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                                                                    EXHIBIT 99.3

                                    CONSENT


  I, John Forrest, hereby consent to be named as a person who will become a director of Mizar, Inc. in the Registration Statement on Form S-4 to be filed by such corporation with the Securities and Exchange Commission.

  Dated: December 11, 1997.


                                /s/ John Forrest
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                              John Forrest